SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2003

Manugistics Group, Inc.
(Exact name of issuer as specified in its charter)

Delaware	0-22154	52-1469385
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

9715 Key West Avenue
Rockville, Maryland 20850
(Address of principal executive offices and zip code)

(301) 255-5000
(Registrant’s telephone number, including area code)

Item 5. Other events.

     On February 10, 2003, Manugistics Group, Inc. issued a press release announcing that it had commenced a voluntary employee stock option exchange program.

     A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  The following is filed as an Exhibit to this Report:

Exhibit Number	Description

99	Press Release dated February 10, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 11th day of February, 2003.

MANUGISTICS GROUP, INC

By: /s/ Raghavan Rajaji Raghavan Rajaji Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated February 10, 2003.